UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2008

PURE CYCLE CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-8814	84-0705083
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8451 Delaware Street, Thornton, CO	80260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 292-3456

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Effective January 17, 2008 (the “Effective Time”), Pure Cycle Corporation changed its state of incorporation from Delaware to Colorado. The change of the company’s state of incorporation was approved by the stockholders at the annual meeting of stockholders held on January 15, 2008. The reincorporation in the State of Colorado was accomplished pursuant to an Agreement and Plan of Merger, dated November 30, 2007, pursuant to which the company merged with and into Pure Cycle Water Corporation, a Colorado corporation (“Pure Cycle Colorado”), its wholly-owned subsidiary, which was the surviving corporation in the merger. Pure Cycle Colorado changed its name to Pure Cycle Corporation in connection with the merger.

The reincorporation will not result in any change in the company’s name, headquarters, business, management, number of employees, assets or liabilities. The company’s common stock will continue to trade on NASDAQ under the symbol “PCYO”. Shareholders do not need to exchange their stock certificates. Certificates for the company’s shares automatically represent an equal number of shares of Pure Cycle Colorado.

The company previously filed the following registration statements related to its common stock pursuant to the Securities Act of 1933, as amended (the “Securities Act”): (i) the registration statement on Form S-8 filed on May 6, 2004, Registration No. 333-115240 and (ii) the registration statement on Form S-3 which became effective on July 19, 2007, Registration Statement No. 333-142335 (collectively, the “Registration Statements”).

Pursuant to Rule 414(d) under the Securities Act, Pure Cycle Colorado hereby expressly adopts as its own, for all purposes of the Securities Act and the Securities Exchange Act of 1934, as amended, the Registration Statements.

Subsequent to the Effective Time, all references to the term “Company” or “company” in our filings shall mean the surviving Colorado corporation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

2.1	Merger Agreement, dated November 30, 2007, between Pure Cycle Corporation, a Delaware corporation, and Pure Cycle Water Corporation, a Colorado corporation.*

3.1	Articles of Incorporation of Pure Cycle Corporation, a Colorado corporation.**

3.2	Bylaws of Pure Cycle Corporation, a Colorado corporation.***

4.1	Specimen Stock Certificate of Pure Cycle Corporation, a Colorado corporation.****

5.1	Opinion and Consent of Davis Graham & Stubbs LLP for Registration Statement No. 333-115240 and Registration Statement No. 333-142335.****

23.1	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1)

*	Filed as Appendix A to the Definitive Proxy Statement on Schedule 14A filed on December 14, 2007 and incorporated herein by reference.

**	Filed as Appendix B to the Definitive Proxy Statement on Schedule 14A filed on December 14, 2007 and incorporated herein by reference.

***	Filed as Appendix C to the Definitive Proxy Statement on Schedule 14A filed on December 14, 2007 and incorporated herein by reference.

****	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2008

PURE CYCLE CORPORATION

By: /s/ Mark W. Harding,
President and Chief Financial Officer